*
Agenda
£
Call to Order
£
Introductions
£
Report on Notice of Meeting, Appointment
of Inspector of Election and Quorum
£
Election of Directors
£
Shareholder Proposal
£
Report on the Company and its Business
£
Question and Answer Period
£
Report on Results of Voting
£
Adjournment

*
Introductions

*
Executive Team
£
Jeff Jervik
Executive Vice President –
Operations
•
25+ years food service experience
•
Extensive new concept new market
development
•
14 years “hands-on” experience
with PepsiCo/Yum
•
Papa John’s franchisee

*
£
Mike Phalen
Chief Financial Officer
•
15 years of finance and accounting
experience
•
10 years of restaurant industry
experience
•
Significant capital raising and
advisory experience
Executive Team

*
£
Chuck Blixt
General Counsel
•
30 years of legal experience
•
Over 20 years business experience
•
Seasoned executive in a
challenging industry
Executive Team

*
£
Wesley Suttle
Vice President, Secretary
and Corporate Counsel
•
Corporate Counsel at Krispy
Kreme since June 2004
•
Secretary since December 2005
•
Formerly, Corporate Associate at
the law firm of Shearman &
Sterling LLP in its New York, NY
and Washington, DC offices
Executive Team

*
£
Ken Hudson
Senior Vice President –
Human Resources &
Organizational Development
•
25 year career in operations and
human resource management
•
Experience in mergers and
acquisitions
•
Proven track record in union
awareness / labor relations
Executive Team

*
£
Doug Muir
Chief Accounting Officer
•
30 years in finance and accounting
•
13 years with NYSE companies
•
Former Big 4 audit partner
Executive Team

*
£
Stan Parker
Senior Vice President –
Marketing
•
19 years in consumer marketing
and strategic planning
•
Multi sales channel and product
category experience
•
9 years with Krispy Kreme
Executive Team

*
£
Mansour Tavangaran
Vice President –
Research & Development
•
22 years food and beverage
•
Experience in food service and
convenience stores
•
Extensive research and
development experience
Executive Team

*
£
Brad Wall
Senior Vice President –
Supply Chain
•
11 years of experience in the
food service industry
•
Broad knowledge of the Krispy
Kreme business model with
experience in store operations
and support functions
Executive Team

*
£
Jeff Welch
Senior Vice President –
International & Development
•
18 years of international
  experience  in Europe, Africa,
Middle East, Latin America and
Asia
•
22 years of real estate
development experience
•
Extensive new concept / reconcept
development experience
Executive Team

*
Agenda
£
Call to Order
£
Introductions
£
Report on Notice of Meeting, Appointment
of Inspector of Election and Quorum
£
Election of Directors
£
Shareholder Proposal
£
Report on the Company and its Business
£
Question and Answer Period
£
Report on Results of Voting
£
Adjournment

*
Agenda
£
Call to Order
£
Introductions
£
Report on Notice of Meeting, Appointment
of Inspector of Election and Quorum
£
Election of Directors
£
Shareholder Proposal
£
Report on the Company and its Business
£
Question and Answer Period
£
Report on Results of Voting
£
Adjournment

*
Class II	Chuck Blixt Daryl Brewster	2007 2007
Class III	Bob Strickland Lizanne Thomas Mike Sutton	2008 2008 2008
Class I	Jim Morgan Togo West Andy Schindler	2009 2009 2009
Business Meeting
£
Election of Board of Directors

*
Voting Rules
£
I now declare the polls open for each matter to be voted on at this
Meeting.  We will close the polls and collect the ballots after all items on the Agenda have been presented.
£
If any shareholder or proxy wishes to vote in person, please raise your hand at this time and a representative of the Inspector of
Election or ushers will bring you a ballot.
£
Shareholders who have already sent in proxies, and who do not wish to change their votes, do NOT need to vote by ballot today.
£
If you are voting by proxy for someone else, and did not turn in your proxy at the registration desk, please hand it to one of the ushers at this time.
£
Our first item of business, the election of Directors is deemed presented to this Meeting for a vote.
£
If you are voting by ballot, please mark it now with respect to Item 1.
  Please remember that if you have already voted by proxy, you don’t need to hand in a ballot unless you wish to change your vote.

*
Agenda
£
Call to Order
£
Introductions
£
Report on Notice of Meeting, Appointment
of Inspector of Election and Quorum
£
Election of Directors
£
Shareholder Proposal
£
Report on the Company and its Business
£
Question and Answer Period
£
Report on Results of Voting
£
Adjournment

*
Agenda
£
Call to Order
£
Introductions
£
Report on Notice of Meeting, Appointment
of Inspector of Election and Quorum
£
Election of Directors
£
Shareholder Proposal
£
Report on the Company and its Business
£
Question and Answer Period
£
Report on Results of Voting
£
Adjournment

*
Safe Harbor
Information contained in this presentation, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected.  Among the key factors that may have a direct bearing on Krispy Kreme’s operating results, performance or financial condition are its dependence on franchisees to execute its store expansion
strategy, changes in consumer preferences and perceptions,
competition and numerous other factors discussed in Krispy
Kreme’s periodic reports, proxy statement and other information statements filed with the Securities and Exchange Commission.

*
CEO Perspective
£
 Delighted
£
 Disappointed
£
 Determined

EAT
Krispy Kreme
DOUGHNUTS

Krispy Kreme
DOUGHNUTS

*
•
Since 1937
•
Old Salem
•
4 Continents
Delighted
£
Great History

*
Brands	Unaided Awareness	Likelihood to Recommend
Krispy Kreme	81%	80%
Dunkin’ Donuts	70%	64%
Entenmann’s	19%	39%
Source: Krispy Kreme Market Research
Delighted
£
Great History
£
Great Brand

*
Food Quality Excellent/Very Good Rating
Krispy Kreme	71%
Dunkin’ Donuts	57%
Tim Horton's	58%
Source:  2006 Consumer's Choice in Chains Survey
Delighted
£
Great History
£
Great Brand
£
Great Product

*
Over 400 Years Experience
Delighted
£
Great History
£
Great Brand
£
Great Product
£
Great People
•
5,000 Colleagues
•
Krispy Kreme
Experience and
New Leadership

LOTTE

Krispy Kreme
OF EASTERN NORTH CAROLINA

the metz group
quality is priceless

WESTWARD
DOUGH

AMERICANA
QUALITY

ICON
ICONA

Max's
RESTAURANT
since 1945

Gumboland LLC

Krispy Kreme
DOUGHNUTS

*
Delighted
£
Great History
£
Great Brand
£
Great Product
£
Great People
£
Great Partners
•
61 Franchisees
•
10 Countries

*
Delighted
£
Great History
£
Great Brand
£
Great Product
£
Great People
£
Great Partners
£
Great Consumers

*
	FY00(IPO)	FY04	FY06*
Systemwide Sales	$318	$985	$889
Revenues	$220	$649	$543
Net Income/(Loss)	$6	$49	($136)
Cash from Operations	$9	$83	$2
Share Price**	$5.25	$35.64	$5.33
In Millions
* Ending Jan 29, 2006
** As of 4/4/00 (IPO); Closing Price 1/30/04 & 1/27/06
Disappointed

*
Disappointed
Thru FY06
£
Investigations & Litigation
£
Need to Restate FY01 – FY05
£
Extraordinary Professional Fees
£
Declining Cash Position
£
Lacked Innovation
£
Organizational Turmoil

*
Determined
£
 Survive
£
 Stabilize
£
 Sustain Growth

*
FY06
FY07 YTD
Determined
£
Moving from Survival Mode Toward Stability
•
Reorganized Senior Management                                     Interim (KZC)                                               New Management
•
Rebuilt Cash Flow                                                                $(11M)                                                           $19MM
•
Restated FY01-FY05 Financials                                          Delayed                                                        Completed
•
Reported Financials                                                              5 Years “Open”                                          Current
•
Resolved Critical Legal Matters                                          $1.7B Exposure                                           Announced
                                                                                                                                                                       Settlements
•
Restructured Franchisees~                                                   10                                                                  1-2
•
Reduced Guarantees                                                              $40MM                                                        $17MM
•
Reduced Special Professional Fees                                     $32MM                                                        $8MM
•
Reduced Financing Need                                                      $225MM                                                      $175MM
•
Refinancing Credit Facility                                                 $16M Interest Exp                                      TBD
•
Requiring Management Stock Ownership                        None                                                            Required
•
Reconstituting Board of Directors

54.3
48.9
52.5
48.0
Factory
All Stores
FY06 YTD 3rd Qtr
FY07 YTD 3rd Qtr

49.3
46.4
42.4
39.5
Factory
All Stores
FY06 YTD 3rd Qtr
FY07 YTD 3rd Qtr

*
Average Weekly Sales -
Company
Average Weekly Sales -
Systemwide
11%
9%
6%
-7%
Determined
Showing Signs of Stability
£
Overall Systemwide Sales Declining, Driven by Store Closures
£
Cash Balances have increased from $17 Million to $36 Million
£
Average Weekly Sales Per Store:

*
Determined
£
Plans Emerging for Sustained Growth
•
Innovation
•
Convenience Store Growth
•
International Expansion
•
Completing Strategic Studies

*
Issue	Action Plans
£ Compliance	£ Hired VP, Internal Audit & Compliance £ Implementing Remediation Plans
£ Domestic Area Developers	£ Improving Communications £ Restructuring
£ Health & Wellness	£ Hired VP, Research and Development £ Developing Health & Wellness Options
£ Competition	£ Drive Product News £ Develop Small Retail Concept
£ Commodity Costs	£ Completing Cost/Benchmarking Studies £ Taking Actions to Offset
Determined
While Addressing Key Issues

*
Sustained Growth & Reward Shareholders
Emerging Plans
£
Vision
£
Values
£
Goals
£
Key Strategies

*
Sustained Growth & Reward Shareholders
£
Vision
•
Global Leader in Doughnuts and
Complementary Products
•
Sharing Sweet Smiles Worldwide

*
Sustained Growth & Reward Shareholders
Values with compliments to Vernon Rudolph (Founder)
£
We Believe….
•
Consumers are our lifeblood, the center of the doughnut
•
There is no substitute for quality in our service to consumers
•
Impeccable presentation is critical wherever Krispy Kreme is sold
•
We must produce a collaborative team effort that is unexcelled
•
We must cast the best possible image in all that we do
•
We must never settle for “second best”; deliver on our commitments
•
We must coach our team to ever-better results

*
Sustained Growth & Reward Shareholders
Goals
£
Restore Top–Line Growth
£
Expand Margins
£
Generate Cash
£
Build Replicable Growth Model

*
Company
Stores
Franchise
Operations
Retail
Convenience Store
Grocery Store
Domestic
International
Manufacturing
and Distribution
Mix
Components
Sustained Growth & Reward Shareholders
Krispy Kreme Business Segments

*
FY07
Run
Great
Doughnut Shops
 Expand
International
Klean-Up
Save
Money
Everywhere
for illustrative purposes
Building Blocks
New
Products
Small
Retail
Concept
(USA)
Sustained Growth & Reward Shareholders

*
Strategies
£
Klean Up Past Issues & Keep Klean
£
Run Great Doughnut Shops
£
Ignite Innovation & Growth
£
Save Money Everywhere
£
Power the Organization
£
You – The Owners

*
Klean Up Past Issues & Keep Klean
£
Remain Current in Financial Reporting
£
Remediate Material Weaknesses
£
Address Remaining Special
                 Committee Recommendations
£
Complete Refinancing
£
Write-offs
£
Continue to Cooperate with Investigations

*
Strategies
£
Klean Up Past Issues & Keep Klean
£
Run Great Doughnut Shops
£
Ignite Innovation & Growth
£
Save Money Everywhere
£
Power the Organization
£
You – The Owners

*
Run Great Doughnut Shops
Consumer at Center of Doughnut
£
Love Krispy Kreme Brand
£
View Brand as Extendable
£
Want Stores Nearby
£
Grocery/Convenience Stores Help Address

*
Run Great Doughnut Shops
For Self
To Share
Where?
Convenience
Destination
Why?

Krispy Kreme
DOUGHNUTS & COFFEE

Krispy Kreme
DOUGHNUTS

*
Run Great Doughnut Shops
For Self
To Share
Where?
Convenience
Destination
Why?

*
£
                         Q1                         Q2                        Q3
Same Store Sales vs YAG
Run Great Doughnut Shops
£
Revitalizing Retail
•
Recruited Experienced Retail Executive
•
Set Key Performance Indicators
•
Same Store On-Premises Sales Trending Positive

HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

BUY ANY DOZEN DOUGHNUTS AND GET A DOZEN ORIGINAL GLAZED
99¢
GET A MEDIUM COFFEE
99¢
WITH ANY PURCHASE
HEART
DOUGHNUTS!
Share Some with Sweethearts & Friends!
FUND RAISING

Krispy Kreme DOUGHNUTS

*
Get Consumers In
Run Great Doughnut Shops

KK
Krispy Kreme
DOUGHNUTS
COFFEE

New!
COMBOS
BEVERAGE SUBSTITUTIONS:
*MEDIUM SOFT DRINK, BOTTLED MILK, JUICE or WATER
1 QUICK BREAK COMBO
two doughnuts & a medium coffee*
3.29
2 ORIGINAL GLAZED COMBO
two dozen original glazed & a medium coffee*
10.99
3 DOUBLE DOZEN COMBO
double dozen & a medium coffee*
11.99
4 MEET & GREET COMBO
two dozen original glazed & a brew box
18.99
5 WINTER COMBO
one dozen original glazed & one dozen snowman doughnuts
11.99
Krispy Kreme

Krispy Kreme DOUGHNUTS

*
Get Consumers In
Trade Them Up
Run Great Doughnut Shops

COMING SOON!
NEW SNOWMAN DOUGHNUTS
BEGINNING NOVEMBER 20

Krispy Kreme DOUGHNUTS

*
Get Consumers In
Trade Them Up
Get Them Back
Run Great Doughnut Shops
£
Quality
£
Service
£
Cleanliness

*
Get Consumers In
Trade Them Up
Get Them Back
Do It Profitably
Run Great Doughnut Shops
£
Production Efficiency Tool
£
Labor Management Tool
£
Gross Margin Improvement

*
Run Great Doughnut Shops
For Self
To Share
Where?
Convenience
Destination
Why?

*
£
         Q1                        Q2                          Q3

Revenue vs YAG
Run Great Doughnut Shops
£
Lever Convenience Store
•
32% of Sales
•
Growing at 7% YTD
•
Sold in 10K of 150K Outlets

Krispy Kreme
DOUGHNUTS
DELIVERED FRESH DAILY
EAT
Krispy Kreme
DOUGHNUTS

Krispy Kreme

Krispy Kreme
DOUGHNUTS

*
Lever Convenience Store
£
Run Great Doughnut Shops

EAT
Krispy Kreme
DOUGHNUTS

Krispy Kreme
DOUGHNUTS

*
Run Great Doughnut Shops
For Self
To Share
Where?
Convenience
Destination
Why?

*
	Share	% ACV	$/ACV
KKD	23	46	$3.3M
Entenmann’s	24	79	$2.0M
Run Great Doughnut Shops
£
Source:  IRI for 52 weeks ending December 3, 2006
Reinvent Grocery Store/Mass
£
Weak Trends, but Improving
£
#1 Channel to Purchase Sweets
£
30% of Company Store Sales
£
#1 in Velocity

BONUS PACK
3 FREE
DOUGHNUTS
Krispy Kreme
Original Glazed Doughnuts
Krispy Kreme
DOUGHNUTS
Original Glazed Doughnuts
BONUS PACK
3 FREE
DOUGHNUTS

Krispy Kreme
Honey Bun

Krispy Kreme
Honey Bun

Krispy Juniors
Krispy Juniors
Krispy Kreme
Krispy Juniors

Krispy Kreme
DOUGHNUTS

*
Reinvent Grocery Store/Mass
Run Great Doughnut Shops
£
Promotions
Extended Shelf Life

CANADA
ONTARIO
QUEBEC
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
Calgary
Vancouver
Seattle
WASHINGTON
Portland
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WYOMING
NEVADA
UTAH
NEBR.
IOWA
WIS.
MICHIGAN
NEW YORK
Montréal
Toronto
Boston
New York
Philadelphia
Washington, D.C.
CALIFORNIA
COLORADO
KANSAS
MISSOURI
Indianapolis
Chicago
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
TEXAS
OKLA.
ARKANSAS
Memphis
Atlantic Ocean
Pacific Ocean
Jacksonville
FLORIDA
Austin
Houston
San Antonio
Gulf of Mexico
Ciudad Juárez
SONORA
CHIHUAHUA
Chihuahua
MEXICO
SINALOA
DURANGO
Monterrey
THE BAHAMAS
Havana
CUBA

Krispy Kreme
DOUGHNUTS

*
Company                         Associate                                Area Developer
Run Great Doughnut Shops
Partner with Domestic Franchisees
286 Domestic Stores
£
 114 Company
£
   54 Associates
£
 118 Area Developers

*
Partner with Domestic Franchisees
Run Great Doughnut Shops
£
Improving Communication and Performance
•
Franchisee Advisory Council
•
Monthly Conference Calls
•
Quarterly Meetings
•
Franchisee Coaching Team
—
Help Franchisees Make More Money
—
Key Performance Indicators
—
Best Practices Sharing
—
Improve Marketing Programs Participation

70%
60%
50%
40%
30%
20%
10%
0%
Last Year Average
Valentine's Promotion Feb 07
Whole Wheat March 07
%Marketing Program Participation

*
Participation is Rising, But Still A Way To Go…
Partner with Domestic Franchisees
Run Great Doughnut Shops

*
Strategies
£
Klean Up Past Issues & Keep Klean
£
Run Great Doughnut Shops
£
Ignite Innovation & Growth
£
Save Money Everywhere
£
Power the Organization
£
You – The Owners

*
Ignite Innovation & Growth
£
Drive Product News
£
Expand International
£
Develop Small Retail Concept (USA)

*
Ignite Innovation & Growth
£
Product News
•
Simple News
•
Health & Wellness Options
•
Complementary Products

*
Ignite Innovation & Growth
£
Simple News
•
Current Platform
•
Shapes x Sprinkles x Stamps x Icings
•
1,000’s of Customizable Options

NEW YEAR'S
RESOLUTION?
No Problem!
Original Glazed
200 CALORIES
think

100 PERCENT
WHOLE WHEAT
GLAZED DOUGHNUTS
New!
100% WHOLE WHEAT
think

Krispy Kreme
DOUGHNUTS

*
Tested in January
National Q1
Ignite Innovation & Growth
£
Health & Wellness Options

*
Health & Wellness Options
Ignite Innovation & Growth
£
Goal:  Ø TFA and Great
    Taste
•
Hired Industry Leader
•
Partnering with Global Suppliers
•
Commercializing
•
Conducting Consumer Studies

KK
Krispy Kreme
DOUGHNUTS
COFFEE

Krispy Kreme DOUGHNUTS

*
Ignite Innovation & Growth
3 Part Plan to Improve Beverage
Krispy Kreme
Competitor
15%
65%
Complementary Products
£
Great Coffee
£
Combos
£
Promotional Activities

30000000
25000000
20000000
15000000
10000000
FY06 YTD 3rd Qtr
FY07 YTD 3rd Qtr

*
Systemwide Store Breakdown
   International Sales Increase
Ignite Innovation & Growth
25%
International
75%
Domestic
72% increase
Expand International

NORTH AMERICA
EUROPE
ASIA
AFRICA
SOUTH AMERICA
AUSTRALIA

Krispy Kreme
DOUGHNUTS

*
Expand International
Phase I                 Phase 2             Phase 3
Ignite Innovation & Growth

*
Ignite Innovation & Growth
Expand International
£
Franchise Model
•
Proven Operators; Well Capitalized
•
Generally Shared Infrastructure
£
Focus on Operating vs. Opening
£
Flexible Real Estate Model–Emphasize Retail

Krispy Kreme
DOUGHNUTS
DOUGHNUTS & COFFEE
SINCE 1937

Krispy Kreme DOUGHNUTS

*
Small Factory Store - Korea
Ignite Innovation & Growth
Expand International

Krispy Kreme
DOUGHNUTS
DONAS Y CAFÉ

Krispy Kreme
DOUGHNUTS

*
Hot Shop – Mexico
Ignite Innovation & Growth
Expand International

*
Fresh Shop – UK
Ignite Innovation & Growth
Expand International

COFFEE
DOUGHNUTS
Krispy Kreme

Krispy Kreme DOUGHNUTS

*
Ignite Innovation & Growth
Kiosk– Australia
Expand International

*
For Self
To Share
Where?
Convenience
Destination
Why?
Ignite Innovation & Growth

*
£
Ignite Innovation & Growth
Develop Small Retail Concept (USA)
£
Address Consumer Convenience Opportunity
£
Improve Shop/Market Economics
•
Flexible Model (under 2K sq. ft.)
•
Small Factory
•
Lever Big Factory                                  Satellites
Hot
—
Fresh
—
Kiosk
—

*
Ignite Innovation & Growth
£
Develop Small Retail Concept (USA)
£
International Learning
£
New Shop Design
£
Company Focus:
•
Prove the Model
•
Build in the Heartland

*
Strategies
£
Klean Up Past Issues & Keep Klean
£
Run Great Doughnut Shops
£
Ignite Innovation & Growth
£
Save Money Everywhere
£
Power the Organization
£
You – The Owners

Materials
Direct Labor
Operating Expenses
Salary Costs
Occupancy Costs
Freight
Marketing
Other
32%
21%
15%
12%
7%
5%
3%
5%

*
Overall Cost Structure
Save Money Everywhere

*
Save Money Everywhere
£
Named a Cross Company Cost Leader
£
Developed “Dollars to Doughnuts” Program
£
Initial Focus:
•
Strategic Sourcing
•
Shop Management Tools
•
Professional Fees

*
Save Money Everywhere
Information Technology
Credit Card
Transactions
Packaging
Early Wins

*
Power the Organization
£
Experienced Significant Change
•
Reduced Headcount
•
Revamped Executive Team
£
Values
•
Consumers are our lifeblood, the center of the doughnut
•
There is no substitute for quality in our service to consumers
•
Impeccable presentation is critical wherever Krispy Kreme is sold
•
We must produce a collaborative team effort that is unexcelled
•
We must cast the best possible image in all that we do
•
We must never settle for “second best”; deliver on our
commitments
•
We must coach our team to ever-better results

Krispy Kreme
Support Center

Krispy Kreme
DOUGHNUTS

*
Power the Organization
£
Focus

*
Annual Meeting II	June 2007
Timely Reporting	Quarterly Releases
Appropriate Transparency	Quarterly Conference Calls
Effective Controls and Processes	Implementing SOX Remediation
Sustained Growth Mindset	Reward Shareholders
You – The Owners
Commitment to Shareholders

*
Summary
£
Delighted to be at Krispy Kreme
£
Aware of Disappointments
£
Determined to Drive Sustained Growth
and Reward Shareholders
•
Remains a Turnaround
•
Making Progress
•
Growth Plans Emerging

*
Agenda
£
Call to Order
£
Introductions
£
Report on Notice of Meeting, Appointment
of Inspector of Election and Quorum
£
Election of Directors
£
Shareholder Proposal
£
Report on the Company and its Business
£
Question and Answer Period
£
Report on Results of Voting
£
Adjournment

*
Questions
£
Anyone who wishes to ask a question during the question and answer period should line up behind one of our microphone attendants located in the aisles.
£
Once you are in line to ask a question, the microphone attendants will give you a card to fill out, so we can introduce you.
£
On the card, please print your name, and state whether you are a shareholder or a proxy holder.
£
If you are a proxy holder, you must also identify the shareholder whom you are representing at this Meeting.
£
When your turn comes, hand the attendant the card.  The attendant will then announce you.
£
Again, as a courtesy to everyone present, each shareholder will be allowed up to two minutes to ask a question.
£
Once you have asked your question and have received an answer, the next shareholder in line will be given a chance to address the meeting.  If you have a follow-up question or a new question, please return to the end of the line.
£
When everyone else has had a chance to speak, and if we still have time, you may have another turn at the microphone.

*